FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 21, 2005

Poore Brothers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3500 S. La Cometa Dr. Goodyear, AZ		85338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623)932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 21, 2005, Poore Brothers, Inc. (the “Company”) issued a press release announcing an update on the status of its Form 10-Q filing for the quarter ended October 1, 2005 and announced results from the Company’s previously disclosed review of internal controls over financial reporting and accounting policies and estimates, principally with respect to trade spending.  A copy of this press release is attached as Exhibit 99.1 to this report.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During a review of internal controls over financial reporting in connection with the preparation of its Form 10-Q for the quarter ended October 1, 2005, the Company identified accounting errors related to product promotion obligations that were incurred in the second quarter of 2005 but not recorded in the Company’s financial statements until the third quarter of 2005. In addition, subsequent to the issuance of the Company’s third quarter earnings press release the Company became aware of a potential sales return related to product shipped in the third quarter of 2005.  Also in the second and third quarters of 2005, the Company incorrectly accrued for employee sick pay benefits that had not been earned by employees.

With respect to the quarter ended June 25, 2005, the Company believes that an accounting error occurred in its trade spending accrual process, which resulted in the failure to accrue for promotional and advertising expenses relating to a promotional program for the Company’s Boulder Canyon Natural Foods™ brand.  In addition, the Company’s financial statements for the quarters ended June 25, 2005 and October 1, 2005 both included an accrual for sick pay that should not have been accrued.  With respect to the quarter ended October 1, 2005, the Company learned in early November that one of its distributors had requested to return an overstock of Cinnabon® brand product it purchased in the third quarter.  The Company has agreed to accept the return, expects to re-sell such inventory and this adjustment will be reflected in the third quarter results.

The Company believes that the estimated impact of (i) the accounting errors mentioned above on the second quarter ended June 25, 2005 is a decrease of approximately $100,000 in net income, or approximately $0.01 per diluted share, and (ii) the accounting errors and the adjustment discussed above on the third quarter ended October 1, 2005 is a decrease of approximately $100,000 in the net loss, or approximately $0.01 per diluted share.  For the nine months ended October 1, 2005 the aggregate impact of these items substantially offset and thus has no significant impact on net income or earnings per diluted share.  The Company plans to restate its previously issued financial statements for the quarter ended June 25, 2005 to more accurately reflect the results for that period.

On November 19, 2005, the Audit Committee concluded that (i) the consolidated financial statements of the Company for the quarter ended June 25, 2005 should no longer be relied upon because of such errors and should be restated to more accurately reflect the result for that period and (ii) the Company delay the filing of its Quarterly Report on Form 10-Q for the quarter ended October 1, 2005 until that Report and an amended Quarterly Report on Form 10-Q for the quarter ended June 25, 2005 can be prepared to include the necessary information pursuant to the requirements of the Securities and Exchange Commission and reviewed by the Company’s independent registered public accountants, with whom the Audit Committee has discussed the review and results.  Investors should look to the restated financial statements for June 25, 2005 included in the amended Quarterly Report on Form 10-Q, and the Quarterly Report on Form 10-Q for the quarter ended October 1, 2005, when they become available.

Item 7.01  Regulation FD Disclosures

On November 21, 2005, Poore Brothers, Inc. (the “Company”) issued a press release announcing an update on the status of its Form 10-Q filing for the quarter ended October 1, 2005 and announced results from the Company’s previously disclosed review of internal controls over financial reporting and accounting policies and estimates, principally with respect to trade spending.  A copy of this press release is attached as Exhibit 99.1 to this report.

During the review, the Company identified accounting errors related to product promotion obligations that were incurred in the second quarter of 2005 but not recorded in the Company’s financial statements until the third quarter of 2005. In addition, subsequent to the issuance of the Company’s third quarter earnings press release the Company became aware of a potential sales return related to product shipped in the third quarter of 2005.  Also in the second and third quarters of 2005, the Company incorrectly accrued for employee sick pay benefits that had not been earned by employees.

With respect to the quarter ended June 25, 2005, the Company believes that an accounting error occurred in its trade spending accrual process, which resulted in the failure to accrue for promotional and advertising expenses relating to a promotional program for the Company’s Boulder Canyon Natural Foods™ brand.  In addition, the Company’s financial statements for the quarters ended June 25, 2005 and October 1, 2005 both included an accrual for sick pay that should not have been accrued.  With respect to the quarter ended October 1, 2005, the Company learned in early November that one of its distributors had requested to return an overstock of Cinnabon® brand product it purchased in the third quarter.  The Company has agreed to accept the return, expects to re-sell such inventory and this adjustment will be reflected in the third quarter results.

The Company believes that the estimated impact of (i) the accounting errors mentioned above on the second quarter ended June 25, 2005 is a decrease of approximately $100,000 in net income, or approximately $0.01 per diluted share, and (ii) the accounting errors and the adjustment discussed above on the third quarter ended October 1, 2005 is a decrease of approximately $100,000 in the net loss, or approximately $0.01 per diluted share.  For the nine months ended October 1, 2005 the aggregate impact of these items substantially offset and thus has no significant impact on net income or earnings per diluted share.  The Company plans to restate its previously issued financial statements for the quarter ended June 25, 2005 to more accurately reflect the results for that period.

During the review, the Company also identified a material weakness in the Company’s internal controls over trade spending as of June 25, 2005 that continued into the third quarter ended October 1, 2005.  The deficiencies related to (1) execution of selected aspects of the Company’s processes and controls environment over trade spending programs to ensure prompt notification and recording of the transactions, and (2) inadequate monitoring of product inventory levels at a single large customer.  The Company took steps during the third quarter and additional steps since then to improve its internal control structure to remediate its material weakness, including (1) hiring of additional qualified and experienced people, (2) improved documentation and reporting of trade spending programs,

(3) increased reporting frequency and monitoring of trade spending and the large customer’s inventory levels, and (4) enhancements to its trade spending accrual preparation and review process.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)            Exhibits

Exhibit 99.1                                    Registrant’s Press Release dated November 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.

Date: November 21, 2005	/s/ Richard M. Finkbeiner
Richard M. Finkbeiner
Senior Vice President and Chief Financial Officer